UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07358

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Eileen A. Moran, Vice Chairperson

Donald C. Burke

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Nathan I. Partain, CFA

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

Daniel J. Petrisko, CFA

Senior Vice President, Chief Investment Officer &

Assistant Secretary

William J. Renahan

Vice President & Secretary

Dianna P. Wengler

Vice President & Assistant Secretary

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 338-8214

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent

Computershare

P.O. Box 43078

Providence, RI 02940

Call toll-free (866) 221-1681

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

Duff & Phelps Utility and Corporate

Bond Trust Inc.

SEMI-ANNUAL REPORT

APRIL 30, 2018

June 14, 2018

Dear Fellow Shareholders:

YOUR FUND’S PERFORMANCE

Over the past six months, the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund” or the “Fund”), was influenced by questions about the resiliency of the U.S. economy in light of the ongoing shift to a less accommodative monetary policy amidst an environment of modest global growth and rising geopolitical risk. Against the backdrop of positive albeit moderate U.S. economic growth and increasing fiscal uncertainty, the Federal Reserve remained committed to raising the target range for the federal funds rate at a slow and steady pace. Although the long awaited and often predicted increase in long-term rates started to materialize, upward pressure on U.S. interest rates was mitigated by relatively low global interest rates and the continued demand for U.S. Treasury securities. However, the increase in U.S. interest rates did have an impact on the total return of the DUC Fund, along with the broader fixed income market, as both experienced negative returns.

The following table compares the performance of the DUC Fund to a broad-based investment grade bond market benchmark. It is important to note that the index returns stated below include no fees or expenses, whereas the DUC Fund’s net asset value (“NAV”) returns are net of fees and expenses.

Total Return[1] For the period indicated through April 30, 2018
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
Duff & Phelps Utility and Corporate Bond Trust Inc.
Market Value[2]	-4.8%	-3.0%	1.5%	-1.0%
Net Asset Value[3]	-2.5%	-1.1%	1.1%	1.3%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	-1.9%	-0.3%	1.1%	1.5%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DUC Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DUC Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DUC Fund’s expenses (ratios detailed on page 14 of this report) reduce the DUC Fund’s NAV, they are already reflected in the DUC Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DUC Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DUC Fund.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, residential mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The index is calculated on a total return basis and rebalanced monthly. Income generated during the month is held in the index without a reinvestment return until month-end when it is removed from the index. The index is unmanaged; its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment. Source: Bloomberg L.P.

Based on the April 30, 2018 closing price of $8.47 and a monthly distribution of $0.035 per share, the DUC Fund common stock had an annualized distribution rate of 4.96%. Please refer to the portion of this letter captioned “ABOUT YOUR FUND” for important information about the sources and characterizations of the DUC Fund’s distributions.

MARKET OVERVIEW AND OUTLOOK

During the first quarter of 2018, the U.S. economy grew at a modest pace. After posting growth of nearly 3% during the last three quarters of 2017, U.S. GDP slowed to 2.3%. Although sluggish starts to the year are not unusual, tax cut euphoria seemed to be replaced by concerns over potential trade wars and increasing geopolitical tension. In addition, the slow start to the year and subpar growth in general raised questions about the durability of the multi-year economic expansion against a backdrop of less accommodative monetary policy and uncertain global growth. On the consumer side, household finances continued to improve, due in part to an improving job market, continued strength in the housing sector and the recently enacted tax cuts. Despite improving household finances, consumers continued to suffer from stagnant wages as they waited for the growth of income that typically accompanies a stronger job market. On the corporate side, profitability remained strong and U.S. companies continued to issue debt at a brisk pace in order to take advantage of low borrowing costs and solid demand from global investors. Nationally, political gridlock and expanding U.S. budget deficits did little to reduce fiscal uncertainty. Locally, many state and city governments faced rising expenses amidst lagging revenue growth, while some municipalities remained burdened with staggering pension obligations and insufficient reserves. Globally, the economies in many countries showed signs of modest growth, while key central banks remained cautious in their efforts to normalize monetary policy.

In December of 2015, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, began to reverse the highly accommodative policy of the previous seven years, when it raised the target range for the federal funds rate for the first time in almost a decade. Since that time, the target range for the federal funds rate has been raised seven times, with the most recent increase coming on June 13, 2018, when it was raised to a range of 1.75% to 2.00%. As a result, investors began to realize that the era of unprecedented U.S. monetary stimulus was finally coming to an end. However, due to occasional bouts of volatility and choppy U.S. growth, the FOMC remained committed to raising the federal funds target rate at a slow and gradual pace. In addition, upward pressure on longer term U.S. interest rates was mitigated by relatively low global interest rates, moderate inflation and renewed geopolitical tensions, which once again caused many investors to look to the relative safety of the U.S. bond market. Over the six month period ended April 30, 2018, the U.S. Treasury yield curve shifted upward (i.e., yields increased across all maturities) and flattened (i.e., the gap between short-term yields and long-term yields decreased), as yields increased by 89 basis points on 2-year maturities, by 57 basis points on 10-year maturities and by 24 basis points on 30-year maturities. The increase in yields resulted in negative returns in many sectors of the broader investment grade fixed income markets.

Nearly ten years after the recession, the U.S. economy remains on track to experience steady, albeit moderate, growth over the next few quarters. Although we expect a strengthening job market, improving housing sector, income tax reform and low energy prices to provide continued support for consumers, we believe that modest global growth, increased fiscal uncertainty and the ongoing move to a less accommodative monetary policy are likely to temper U.S. growth and keep the recovery slow and uneven. In May, the FOMC commented that recent information indicates that the labor market has continued to strengthen and that economic activity has been rising at a moderate rate. The FOMC also said it expects that, with further gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace in the medium term and labor market conditions will remain strong. While policy makers are likely to remain divided between those who fear the potential for a pick-up in inflation and those who worry about the risk of raising interest rates too fast, we believe that choppy economic growth and moderate inflation increase the likelihood that the FOMC will continue to move cautiously as it endeavors to normalize monetary policy.

If the U.S. economy continues to post steady, if moderate, growth, the debate over the FOMC’s ability to raise the federal funds target rate to a more normal rate, against a backdrop of low inflation and modest growth, is likely to continue. Given equity market volatility, rising trade tensions, ongoing geopolitical concerns and the developing implications of the flattening yield curve, the fixed income market is likely to remain highly volatile and reactive to the tone of economic data. In the near term, we expect a tepid U.S. economic recovery and relatively low global interest rates to limit upward pressure on U.S. Treasury yields. Over the longer term, a self-sustaining economic recovery, rising inflation expectations and growing budget deficits could set the stage for a sustained and meaningful rise in interest rates. If that happens, the total return of leveraged bond funds, including the DUC Fund, would likely be reduced.

ABOUT YOUR FUND

The DUC Fund seeks to provide investors with a stable monthly distribution that is primarily derived from current fiscal year net investment income. At times, a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, a return of capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital may occur, for example, when some of the money that is invested in the Fund is paid back to the investor. Based on GAAP, for the six month period ended April 30, 2018, 63% of the total distributions were attributable to current year net investment income and 37% were in excess of current year net investment income. The characterization of the distributions for GAAP purposes and federal income tax purposes differs, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. As of the date of this letter, for federal income tax purposes, the DUC Fund estimates that its current year distributions will be derived entirely from net investment income. In early 2019, a Form 1099-DIV will be sent to shareholders which will state the amount and tax characterization of the DUC Fund’s 2018 distributions.

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of April 30, 2018, the DUC Fund’s leverage consisted of floating rate senior debt in the amount of $105 million, which constituted approximately 29% of the DUC Fund’s total assets. The amount and type of leverage is reviewed periodically by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s NAV and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the DUC Fund. However, there is no assurance that this will continue to be the case in the future. A larger rise in short-term interest rates relative to long-term interest rates could have an adverse effect on the income provided from leverage. If the DUC Fund were to conclude that the use of leverage was likely to be less beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

The DUC Fund does not use derivatives and has no investments in complex securities or structured investment vehicles. However, due to the inherent interconnectivity of today’s financial markets, corporate bond investors are faced with the task of identifying and quantifying counterparty risk among both financial and non-financial companies. As a result of the DUC Fund’s mandate to invest in the credit markets, any disruptions in the broader credit markets could materially and adversely impact the valuation of the investments held in the DUC Fund.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the DUC Fund’s returns. For example, an extended period of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2018, the DUC Fund’s portfolio of investments had an average maturity of 3.8 years and a duration of 3.2 years, while the Bloomberg Barclays U.S. Aggregate Bond Index had an average maturity of 8.4 years and a duration of 6.1 years.

As a practical matter, it is not possible for the DUC Fund to be completely insulated from disruptions in the broader credit market or unexpected moves in interest rates. Management believes that over the long term, the diversification of the portfolio across industries and issuers, in addition to the conservative distribution of assets along the yield curve, positions the DUC Fund to take advantage of future opportunities while limiting volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the DUC Fund, and would likely put downward pressure on both the net asset value and market price of such funds.

BOARD OF DIRECTORS MEETING

At the regular March 2018 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.5	April 16	April 30
3.5	May 15	May 31
3.5	June 15	June 29

At the regular June 2018 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.5	July 16	July 31
3.5	August 15	August 31
3.5	September 17	September 28

ANNUAL SHAREHOLDER MEETING AND BOARD OF DIRECTORS UPDATE

The annual meeting of the Fund’s shareholders was held on March 13, 2018. At that meeting, holders of the Fund’s common stock reelected Donald C. Burke, Clifford W. Hoffman and Eileen A. Moran as directors of the DUC Fund.

Effective April 5 2018, Mr. Hoffman resigned from the Board of Directors. Previously, on March 31, 2018, Virtus Investment Partners, Inc. (“Virtus”), the parent company of the Fund’s investment adviser, Duff & Phelps Investment Management Co., filed a Form 8-K with the SEC, stating that the Audit Committee of the Board of Directors of Virtus had approved the appointment of Deloitte & Touche LLP (“Deloitte”) as Virtus’s independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter. Several days later, Mr. Hoffman, who is a retired Deloitte partner, informed the Board that, because of certain ongoing financial relationships he has with Deloitte, he is required to maintain independence from Deloitte’s attest clients, including Virtus, and that, as a result, he had determined that it was necessary for him to resign from the Board. Mr. Hoffman joined the Board in 2016 and management would like to thank him for his insights and guidance during the time he was able to serve on the Board.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DIRECT DEPOSIT

For those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. The cash purchase option permits Plan participants to make voluntary additional share purchases in the open market through the Plan’s Agent, Computershare. For those shareholders who wish to continue receiving their dividends in cash, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Further information about the Plan and direct deposit is available from Computershare, at 1-866-221-1681 or www.computershare.com/investor.

For more information about the DUC Fund, shareholders can access www.ducfund.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA	Nathan I. Partain, CFA
Senior Vice President,	Director, President and
Chief Investment Officer	Chief Executive Officer
and Assistant Secretary

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DUC Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS

April 30, 2018

(Unaudited)

Principal Amount (000)	Description	Value
	LONG-TERM INVESTMENTS—136.1%
	Corporate Bonds—136.0%
	Electric, Gas and Water—54.8%
$4,000	American Water Capital Corp., 3.40%, 3/01/25	$3,966,507
4,000	CMS Energy Corporation, 5.05%, 3/15/22 (a)(b)	4,209,038
10,000	CalEnergy Company, Inc., 8.48%, 9/15/28 (a)	13,865,986
10,713	The Cleveland Electric Illuminating Company, 8.875%, 11/15/18	11,050,079
5,000	The Detroit Edison Company, 3.45%, 10/01/20 (a)	5,044,252
4,000	Dominion Resources, Inc., 5.20%, 8/15/19 (a)	4,107,481
10,000	Entergy Texas, Inc., 7.125%, 2/01/19 (a)(b)	10,324,609
5,000	Florida Power & Light Company, 3.25%, 6/01/24	4,972,451
8,115	Indiana Michigan Power Company, 7.00%, 3/15/19 (a)(b)	8,402,108
2,000	Integrys Energy Group, Inc., 4.17%, 11/01/20	2,043,186
5,000	Interstate Power and Light Company, 3.25%, 12/01/24	4,896,358
4,000	National Fuel Gas Company, 3.75%, 03/01/23	3,959,464
4,000	Nevada Power Company, 7.125%, 3/15/19 (a)(b)	4,147,572
5,000	Oncor Electric Delivery Company, LLC, 7.00%, 9/01/22 (a)(b)	5,703,139
3,000	Pacific Gas and Electric Company, 4.25%, 5/15/21 (a)(b)	3,064,908
3,350	Potomac Electric Power Company, 3.60%, 3/15/24	3,369,262
10,000	Progress Energy, Inc., 7.05%, 3/15/19 (a)(b)	10,362,875
3,400	Public Service Electric & Gas Company, 3.75%, 3/15/24 (a)(b)	3,360,795
4,000	Sempra Energy, 3.55%, 6/15/24	3,942,597
7,785	South Carolina Electric & Gas Company, 6.50%, 11/01/18	7,904,176

Principal Amount (000)	Description	Value
$ 5,000	Southern California Edison Company, 3.875%, 6/01/21 (a)(b)	$ 5,097,445
4,000	Southern Power Company, 4.15%, 12/01/25 (a)	4,052,437
5,000	Western Massachusetts Electric Company, 3.50%, 9/15/21 (a)	5,029,407
3,000	Wisconsin Energy Corporation, 3.55%, 6/15/25 (a)(b)	2,951,600
4,000	Xcel Energy Inc., 3.35%, 12/01/26 (a)	3,852,897

		139,680,629

	Financial—35.7%
3,000	AvalonBay Communities, Inc., 3.95%, 1/15/21 (a)(b)	3,049,108
3,000	Bank of America Corporation, 5.00%, 5/13/21	3,157,847
3,000	Citigroup Inc., 4.50%, 1/14/22 (a)	3,110,760
4,000	Digital Realty Trust, L.P., 5.25%, 3/15/21 (a)	4,186,023
4,000	Duke Realty Limited Partnership, 3.875%, 10/15/22 (a)	4,042,116
3,000	ERP Operating Limited Partnership, 4.75%, 7/15/20	3,093,144
3,500	Fifth Third Bancorp, 3.50%, 3/15/22 (a)	3,500,986
5,000	General Electric Capital Corporation, 4.375%, 9/16/20 (a)(b)	5,134,386
4,000	The Goldman Sachs Group, Inc., 5.25%, 7/27/21 (a)	4,233,193
4,000	HCP, Inc., 4.25%, 11/15/23 (a)	4,045,522
4,000	JPMorgan Chase & Co., 3.90%, 7/15/25	3,982,305
4,000	KeyCorp., 5.10%, 3/24/21 (a)(b)	4,200,252
4,000	Kimco Realty Corporation, 3.20%, 5/01/21 (a)	3,980,835
4,000	Liberty Property Limited Partnership, 4.125%, 6/15/22	4,077,661
5,000	National City Corporation, 6.875%, 5/15/19 (a)	5,207,004
3,000	Prologis, L.P., 3.75%, 11/01/25	2,994,809

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Principal Amount (000)	Description	Value
$ 4,000	Regency Centers, L.P., 4.80%, 4/15/21 (a)	$ 4,128,922
4,000	Simon Property Group, L.P., 4.375%, 3/01/21 (a)	4,115,639
3,000	UDR, Inc., 4.625%, 1/10/22 (a)	3,092,413
4,000	Ventas Realty, Limited Partnership and Ventas Capital Corporation, 4.25%, 3/01/22 (a)	4,083,855
4,000	Vornado Realty L.P., 5.00%, 1/15/22	4,171,915
5,000	Wells Fargo & Company, 4.125%, 8/15/23	5,019,581
4,000	Welltower, Inc., 6.125%, 4/15/20 (a)	4,214,586

		90,822,862

	Oil & Gas Storage, Transportation and Production—23.3%
4,000	Conoco Inc., 6.95%, 4/15/29 (a)	5,006,550
8,000	EQT Corporation, 8.125%, 6/01/19 (a)(b)	8,419,939
5,000	Enterprise Products Operating LLC, 6.50%, 1/31/19 (a)	5,132,062
5,000	Kinder Morgan Energy Partners, L.P., 7.75%, 3/15/32 (a)(b)	6,215,857
3,500	Magellan Midstream Energy Partners, L.P., 6.40%, 7/15/18	3,526,901
5,000	Magellan Midstream Energy Partners, L.P., 6.55%, 7/15/19 (a)	5,203,009
4,000	ONEOK Partners, L.P., 4.90%, 3/15/25 (a)	4,152,463
4,000	Plains All American Pipeline, L.P., 5.00%, 2/01/21 (a)	4,119,870
10,000	Trans-Canada PipeLines Limited, 9.875%, 1/01/21 (Canada) (a)(b)	11,634,842
6,000	Williams Partners L.P., 4.30%, 3/04/24 (a)	6,031,182

		59,442,677

Principal Amount (000)	Description	Value
	Industrial—19.0%
$ 4,000	Amgen Inc., 4.10%, 6/15/21 (a)(b)	$ 4,095,753
4,000	CSX Corporation, 4.25%, 6/01/21 (a)	4,113,932
3,000	CVS Health Corporation, 4.125%, 5/15/21 (a)(b)	3,066,501
4,000	Caterpillar Inc., 3.90%, 5/27/21 (a)(b)	4,088,462
6,000	The Dow Chemical Company, 9.00%, 4/01/21 (a)	6,876,369
4,000	Ford Motor Company, 4.346%, 12/08/26 (a)(b)	3,932,209
5,000	Sun Company, Inc., 9.00%, 11/01/24	5,700,874
5,275	Tele-Communications, Inc., 10.125%, 4/15/22 (a)(b)	6,527,279
3,200	Tele-Communications, Inc., 9.875%, 6/15/22 (a)	3,892,817
5,000	Time Warner, Inc., 9.15%, 2/01/23 (a)(b)	6,115,318

		48,409,516

	Telecommunications—3.2%
4,000	AT&T Inc., 4.60%, 2/15/21 (a)	4,125,490
4,000	Verizon Communications Inc., 3.45%, 3/15/21 (a)	4,029,658

		8,155,148

	Total Corporate Bonds (Cost $341,425,831)	346,510,832

	U.S. Government and Agency Mortgage-Backed Securities—0.1%
	Federal National Mortgage Association, Pass-Through Certificates,
49	8.00%, 10/01/30	57,083
182	7.00%, 12/01/31	204,832

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Principal Amount (000)	Description	Value
	Government National Mortgage Association, Pass-Through Certificates,
$ 4	7.00%, 3/15/26	$ 4,342
29	8.00%, 11/15/30	30,389

	Total U.S. Government and Agency Mortgage-Backed Securities (Cost $268,404)	296,645

	TOTAL INVESTMENTS—136.1%
	(Cost $341,694,235)	346,807,477

	Secured borrowings—(41.2)%	(105,000,000)
	Other assets less other liabilities—5.1%	12,984,960

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$254,792,437

(a)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2018:

Level 2
Corporate bonds	$346,510,832
U.S. Government and Agency mortgage-backed securities	296,645

Total	$346,807,477

There were no Level 1 or Level 3 priced securities held and there were no transfers between Level 1, Level 2, or Level 3 related to securities held at April 30, 2018.

Summary of Ratings as a Percentage of

Long-Term Investments

Rating *	%
AA	0.1
A	29.7
BBB	69.0
BB	1.2

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. (“Fitch”) is used, if available. The Fund does not evaluate these ratings but simply assignes them to the appropriate credit quality category as determined by the rating agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 0% of the portfolio at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Sector Allocation**

Asset Class Allocation**

The accompanying notes are an integral part of these financial statements.

**	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2018

(Unaudited)

ASSETS:

Investments at value (cost $341,694,235) including $100,699,653 of securities loaned	$346,807,477

Cash	8,312,223

Receivables:

Interest	4,923,330

Securities lending income	858

Prepaid expenses	20,126

Total assets	360,064,014

LIABILITIES:

Secured borrowings (Note 6)	105,000,000

Investment advisory fee (Note 3)	148,453

Administrative fee (Note 3)	29,485

Interest on borrowings (Note 6)	38,026

Accrued expenses	55,613

Total liabilities	105,271,577

NET ASSETS APPLICABLE TO COMMON STOCK	$254,792,437

CAPITAL:

Common stock ($0.01 par value, 599,992,400 shares authorized, 27,494,683 shares issued and outstanding)	$274,947

Additional paid-in capital	317,884,344

Distributions in excess of net investment income	(25,585,047)

Accumulated net realized loss on investments	(42,895,049)

Net unrealized appreciation on investments	5,113,242

Net assets applicable to common stock	$254,792,437

NET ASSET VALUE PER SHARE OF COMMON STOCK	$9.27

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2018

(Unaudited)

INVESTMENT INCOME:

Interest	$7,098,684

Dividends	22,339

Securities lending income, net	29,491

Total investment income	7,150,514

EXPENSES:

Interest expense and fees (Note 6)	1,688,770

Investment advisory fees (Note 3)	929,283

Administrative fees (Note 3)	181,703

Directors’ fees (Note 3)	52,392

Professional fees	45,730

Reports to shareholders	30,000

Custodian fees	19,175

Transfer agent fees	17,025

Other expenses	22,590

Total expenses	2,986,668

Net investment income	4,163,846

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	1,136,194

Net change in unrealized appreciation (depreciation) on investments	(11,924,177)

Net realized and unrealized loss on investments	(10,787,983)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(6,624,137)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2018 (Unaudited)	For the year ended October 31, 2017

OPERATIONS:

Net investment income	$4,163,846	$9,321,498

Net realized gain	1,136,194	229,946

Net change in unrealized appreciation (depreciation)	(11,924,177)	(6,057,533)

Net increase (decrease) in net assets applicable to common stock resulting from operations	(6,624,137)	3,493,911

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(6,598,724)	(16,496,810)

Total decrease in net assets	(13,222,861)	(13,002,899)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	268,015,298	281,018,197

End of period (including distributions in excess of net investment income of $25,585,047 and $23,150,170, respectively)	$254,792,437	$268,015,298

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2018

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$10,300,312

Income dividends received	22,339

Securities lending income, net	28,965

Expenses paid	(1,381,854)

Interest paid on borrowings	(1,634,557)

Purchase of investment securities	(44,073,691)

Proceeds from sales and maturities of investment securities	60,338,659

Net cash provided by operating activities		$23,600,173

Cash flows provided by (used in) financing activities:

Distributions paid	(6,598,724)

Decrease in borrowings	(20,000,000)

Net cash used in financing activities		(26,598,724)

Net decrease in cash		(2,998,551)

Cash—beginning of period		11,310,774

Cash—end of period		$8,312,223

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities—

Net decrease in net assets resulting from operations		$(6,624,137)

Purchase of investment securities	(44,073,691)

Proceeds from sales and maturities of investment securities	60,338,659

Net realized gain on investments	(1,136,194)

Net change in unrealized (appreciation) depreciation on investments	11,924,177

Net amortization and accretion of premiums and discounts on debt securities	2,745,383

Decrease in interest receivable	456,245

Increase in interest payable on borrowings	20,463

Increase in other receivable	(526)

Decrease in accrued expenses	(50,206)

Total adjustments		30,224,310

Net cash provided by operating activities		$23,600,173

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

PER SHARE DATA:	For the six months ended April 30, 2018 (Unaudited)	For the year ended October 31,			For the ten months ended October 31, 2014	For the year ended December 31,
		2017	2016	2015		2013	2012
Net asset value, beginning of period	$9.75	$10.22	$10.29	$10.80	$10.92	$11.93	$11.74

Net investment income	0.15	0.34	0.38	0.41	0.35	0.45	0.49
Net realized and unrealized gain (loss)	(0.39)	(0.21)	0.15	(0.32)	0.21	(0.60)	0.58
Distributions on auction market preferred shares:
Net investment income	—	—	—	—	—	(0.02)	(0.05)
Benefit to common shareholders from tender offer for auction market preferred shares	—	—	—	—	—	—	0.01

Net increase (decrease) from investment operations applicable to common stock	(0.24)	0.13	0.53	0.09	0.56	(0.17)	1.03

Distributions on common stock:
Net investment income	(0.24)	(0.60)	(0.60)	(0.60)	(0.68)	(0.84)	(0.84)

Net asset value, end of period	$9.27	$9.75	$10.22	$10.29	$10.80	$10.92	$11.93

Per share market value, end of period	$8.47	$9.14	$9.44	$9.39	$9.92	$10.03	$12.26

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.30%*	2.08%	1.76%	1.52%	1.48%*	1.69%	1.79%
Operating expenses, without leverage	1.00%*	1.01%	1.01%	0.99%	0.99%*	1.05%	1.11%
Net investment income	3.21%*	3.42%	3.71%	3.88%	3.90%*	3.95%	4.15%
SUPPLEMENTAL DATA:
Total return on market value(1)	(4.77)%	3.24%	7.02%	0.71%	5.61%	(11.68)%	9.23%
Total return on net asset value(1)	(2.49)%	1.35%	5.32%	0.82%	5.21%	(1.48)%	9.01%
Portfolio turnover rate	8%	11%	11%	14%	8%	4%	14%
Net assets applicable to common stock, end of period (000’s omitted)	$254,792	$268,015	$281,018	$282,900	$296,932	$300,121	$327,589
Borrowings outstanding, end of period (000’s omitted)	$105,000	$125,000	$125,000	$125,000	$125,000	$125,000	$142,500
Preferred stock outstanding, end of period (000’s omitted)	—	—	—	—	—	—	$47,500
Asset coverage on borrowings(2)	$3,427	$3,144	$3,248	$3,263	$3,375	$3,401	$3,632
Asset coverage ratio on total leverage (borrowings and preferred)(3)	343%	314%	325%	326%	338%	340%	250%

*	Annualized
(1)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(2)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at period end divided by the borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing.
(3)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at period end divided by the borrowings and preferred stock outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(Unaudited)

Note 1. Organization

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 23, 1992. The Fund commenced operations on January 29, 1993 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high current income consistent with investing in securities of investment grade quality. In 2014, the Fund changed its fiscal year end to October 31 from December 31.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A. Investment Valuation: Preferred equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Preferred equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Debt securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2014 to 2017 are subject to review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2018

(Unaudited)

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2018 were $52,392.

D. Affiliated Shareholder: At April 30, 2018, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 52,836 shares of the Fund, which represents 0.19% of the shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding U.S. Government and agency mortgage-backed securities and short-term investments) for the six months ended April 30, 2018 were $44,073,690 and $60,316,200 respectively. Purchases and sales of U.S. Government and agency mortgage-backed securities for the six months ended April 30, 2018 were $-0- and $22,460, respectively.

Note 5. Distributions and Tax Information

At October 31, 2017, the federal tax cost of investments and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
$388,738,355	$8,433,465	$(20,566,008)	$(12,132,543)

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

10/31/2017
Distributions paid from ordinary income	$16,496,810

The tax character of distributions paid in 2018 will be determined at the Fund’s fiscal year end, October 31, 2018.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2018

(Unaudited)

At October 31, 2017, the Fund had unused capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code. The character, amounts and expiration dates of the carryforwards are given in the table below. The Fund is required to utilize capital losses not subject to expiration before any capital losses subject to expiration.

Expiration	Short Term	Long Term	Total
October 31, 2018	$10,662,650	—	$10,662,650
Not subject to expiration	68,738	$33,299,854	33,368,592

	$10,731,388	$33,299,854	$44,031,242

Note 6. Borrowings

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash, up to a limit of $125,000,000. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Interbank Offered Rate) plus an additional percentage rate of 0.90% on the amount borrowed. A commitment fee of 0.90% on any undrawn balance was also paid during the period November 1, 2017 through March 14, 2018 and is included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of outstanding borrowings under the Facility upon 179 days’ notice or following an event of default. During the six months ended April 30, 2018, the Fund’s borrowing under the Facility ranged between $125,000,000 and $105,000,000. For the six months ended April 30, 2018, the average daily borrowings under the Facility and the weighted daily average interest rate were $112,535,702 and 2.93%, respectively. As of April 30, 2018, the amount of such outstanding borrowings was $105,000,000 and the applicable interest rate was 3.26%.

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Federal Funds Open rate and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery.

In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends, or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At April 30, 2018, Hypothecated Securities under the Facility had a market value of $261,662,472 and Rehypothecated Securities had a market value of $100,699,653. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2018

(Unaudited)

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.ducfund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of borrowings under a credit facility and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end general bond funds for the 1-, 2-, 3-, 4-, and 5-year periods ended June 30, 2017. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against three benchmarks: the Broadridge General Bond Funds Average (the Fund’s category as determined by Broadridge) and the Bloomberg Barclays U.S. Aggregate Index and the Bloomberg Barclays U.S. Credit Index (which is a subset of the U.S. Aggregate Index). The Contracts Committee noted that the Fund’s performance compared favorably with the Bloomberg Barclays U.S. Aggregate Index on an NAV basis the 1- and 5-year periods ended June 30, 2017, although it trailed the index on an NAV basis over the 3-year period. On a market value basis, the

Fund compared favorably with the index over the 1-year period ended June 30, 2017, while trailing the index over the 3- and 5-year periods ended June 30, 2017. The Fund also trailed the U.S. Credit Index and the Broadridge General Bond Funds Average, on an NAV basis and market value basis over the 1-, 3-, and 5-year periods ended June 30, 2017. In evaluating the Fund’s performance, the Contracts Committee took into consideration the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

The Contracts Committee also considered the Adviser’s report that over the 10-year period ended June 30, 2017, the Fund had traded at more of a premium, or less of a discount to market value than the median of a benchmark composed of similar funds approximately 70% of the time, noting that the Fund has traded at a premium to NAV approximately 33% of the time over that period, as compared to the benchmark of similar funds trading at a premium approximately 5% of the time.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other bond funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Broadridge expense group; (ii) the actual total expense rate was lower than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis; and (iii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock, but lower than the median of its Broadridge expense group on a total asset basis.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The reasons are that leverage-related expenses on a fund’s income statement are affected not only by the amount of leverage used, but also by the form and terms of such leverage, making direct comparisons between funds difficult. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee is slightly higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2019. On December 14, 2017, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2019.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.ducfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.ducfund.com.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 13, 2018. The following is a description of the matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
Directors elected by the holders of the Fund’s common stock to serve until the Annual Meeting in the year 2021 or until their successors are duly elected and qualified:
Donald C. Burke	19,926,634	2,114,244
Clifford W. Hoffman**	19,968,982	2,071,896
Eileen A. Moran	20,000,418	2,040,460

*	Directors whose term of office continued beyond this meeting are as follows: Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Nathan I. Partain, and David J. Vitale.
**	Resigned effective April 5, 2018

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 29, 2018) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)
Date	June 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)
Date	June 28, 2018

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)
Date	June 28, 2018